Summary Prospectus Supplement	December 20, 2019

Putnam VT International Growth Fund

Summary Prospectus dated April 30, 2019

Effective December 20, 2019, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

R. Shepherd Perkins, Chief Investment Officer, Equities, portfolio manager of the fund since 2019

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Important notice about your investment in Putnam VT International Growth Fund

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam VT International Growth Fund (the “fund”), has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s name and investment strategies. Putnam Management currently anticipates that the changes will be effective on or about April 27, 2020 (the “Effective Date”). The fund will change its investment strategies to invest in growth or value stocks or both of emerging market companies that Putnam Management believes have favorable investment potential, as described in more detail below. In connection with this change, the fund will be renamed “Putnam VT Emerging Markets Equity Fund” and Brian Freiwald and Andrew Yoon will serve as the portfolio managers of the fund.

While the fund’s investment goal will remain unchanged, the fund will adopt a policy, under normal circumstances, to invest at least 80% of its net assets in equity securities of emerging market companies.

Implementing these changes to the fund’s portfolio will result in certain brokerage commissions and other transaction costs, which are expected to be incurred largely in April, 2020.

On the Effective Date, the following changes are made to the fund’s Summary Prospectus:

• All references in the Summary Prospectus to Putnam VT International Growth Fund are deleted and replaced with “Putnam VT Emerging Markets Equity Fund.”

• The sub-sections Investments and Risks in the section Investments, risks, and performance are deleted in their entirety and replaced with the following:

Investments

We invest mainly in common stocks (growth or value stocks or both) of emerging market companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors that we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity securities of emerging market companies. This policy may be changed only after 60 days’ notice to shareholders.

Emerging markets include countries in the MSCI Emerging Market Index or that we consider to be emerging markets based on our evaluation of their level of economic development or the size and experience of their securities markets. We invest significantly in small and midsize companies. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies.

The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be or become illiquid.

Our use of derivatives may increase the risks of investing in the fund by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• The sub-section Performance in the section Investments, risks and performance is amended to provide that the fund’s benchmark is the MSCI Emerging Markets Index (ND) (no deduction for fees, expenses or taxes, other than withholding taxes on reinvested dividends).

Shareholders should retain this Supplement for future reference.

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